Exhibit 10.2

                                                                  Execution Copy

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of July 30, 2002 (this "Amendment"), among IROQUOIS GAS TRANSMISSION SYSTEM, L.P., a Delaware limited partnership (the "Borrower"), the several banks and other financial institutions from time to time party hereto and JPMorgan Chase Bank (formerly known as THE CHASE MANHATTAN BANK), as Administrative Agent (in such capacity the "Administrative Agent").

         A. Reference is made to that certain Credit Agreement, dated as of May 30, 2000, among the Borrower, the several banks and other financial institutions from time to time party thereto (each, a "Lender" and, collectively, the "Lenders"), Bank of Montreal, as Syndication Agent, Fleet National Bank, as Documentation Agent, and the Administrative Agent (as the same has been or may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

         B. In connection with a capital markets debt issuance anticipated to be launched in July, 2002, the Borrower intends to apply $142,222,220 of the proceeds of such issuance to prepay (the "Total Tranche A Reduction Payment"), on a pro rata basis, Term Loans outstanding under the Credit Agreement.

         C. The Borrower has requested that the Credit Agreement be amended on the terms set forth herein to (a) make available to the Borrower for a twelve-month period after payment of the Total Tranche A Reduction Payment a second tranche of term loans in an aggregate amount equal to $120,000,000 and
(b) designate an earlier maturity date for all Term Loans.

         D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Definitions. Unless otherwise specifically defined herein, capitalized terms used herein shall have their respective meanings assigned to such terms in the Credit Agreement.

            SECTION 2. Amendment. Subject to the effectiveness of this Amendment in accordance with Section 5 hereof, the Credit Agreement is hereby amended as follows:

     (a) The fourth recital is deleted in its entirety and replaced with the following:

            "The Borrower has requested the Lenders to extend credit in the form of (a) Tranche A Term Loans on the Closing Date, (b) Tranche B Term Loans during the Tranche B Availability Period in an aggregate principal amount not to exceed $120,000,000 and (c) Revolving Credit Loans at any time and from time to time prior to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not in excess of $10,000,000."

     (b) Section 1.1 is amended by deleting the definitions of "Commitment", "Commitment Percentage", "Note", "Term Loan", "Term Loan Commitment", "Term Loan Maturity Date" and "Total Term Loan Commitment", and by inserting the following definitions to appear in alphabetical order:

                    "Amendment No. 1 to Credit Agreement" means Amendment No. 1 to Credit Agreement, dated as of July 30, 2002 among the Borrower, the several banks and other financial institutions from time to time party thereto and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent.

                    "Athens Expansion" means the addition of compression
            capacity and facilities to service the 1,080 MW Athens Power Station in Athens, New York.

                    "Capital Markets Issuance (2002)" means the series of debt securities in the aggregate principal amount of $170,000,000 to be issued pursuant to the Senior Indenture, as amended by the Second Series Supplemental Indenture, and the series of debt securities which may be issued pursuant to the Senior Indenture, as amended by the Second Series Supplemental Indenture, and registered with the Securities and Exchange Commission of the United States, or any successor agency, in exchange therefor.

                    "Commitment" means, as to any Lender, the collective
            reference to the Tranche A Term Loan Commitment, Tranche B Term Loan Commitment and the Revolving Credit Commitment of such Lender.

                    "Commitment Percentage" means, as to any Lender, at any
            time, a fraction (expressed as a percentage) the numerator of which is the sum of (A) such Lender's Revolving Credit Commitment (or after the Revolving Credit Termination Date, such Lender's Revolving Credit Loans), (B) such Lender's Tranche A Term Loan Commitment (or after the Closing Date, such Lender's Tranche A Term Loans) and (C) such Lender's Tranche B Term Loan Commitment (or after the expiry of the Tranche B Availability Period, such Lender's Tranche B Term Loans) and the denominator of which is the sum of (x) the aggregate amount of Revolving Credit Commitments of all Lenders (or after the Revolving Credit Termination Date, all Revolving Credit Loans), (y) the aggregate amount of Tranche A Term Loan Commitments of all Lenders (or after the Closing Date, the aggregate amount of Tranche A Term Loans of all Lenders) and (z) the aggregate amount of Tranche B Term Loan Commitments (or after the expiry of the Tranche B Availability Period, the aggregate amount of Tranche B Term Loans of all Lenders) in each case outstanding at such time.

                    "Eastchester Extension" means (i) the addition of
            compression capacity and gas cooling facilities at multiple new and existing compression station facilities located in New York along the Pipeline and (ii) a pipeline from Northport, Long Island westward through the Long Island Sound and East River to the Hunts Point section of New York City.

                    "Note" means a note in substantially the form of the Term
            Loan Promissory Note or the Revolving Credit Promissory Note attached hereto as Exhibit A-1 and Exhibit A-2 respectively.

                    "Paydown Amount" means $22,222,220.

                    "Second Series Supplemental Indenture" means the Second
            Supplemental Indenture, dated on or about August 13, 2002, between the Borrower, as issuer, and JPMorgan Chase Bank, as trustee.

                    "Term Loan" means, as the context requires, either a Tranche
            A Term Loan or a Tranche B Term Loan or, when referred to collectively as "Term Loans", any combination of Tranche A Term Loans or Tranche B Term Loans only or of Tranche A Term Loans and Tranche B Term Loans collectively.

                    "Term Loan Commitment" means, as the context requires as to any Lender, either the Tranche A Term Loan Commitment or the Tranche B Term Loan Commitment of such Lender or, when referred to collectively as the "Term Loan Commitments" as to any Lender, the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment of such Lender.

                    "Term Loan Maturity Date" means June 30, 2008, or if such
            date is not a Business Day, the immediately preceding Business Day.

                    "Total Term Loan Commitment" means the sum of Tranche A Term
            Loan Commitments and Tranche B Term Loan Commitments of all the Lenders.

                    "Total Tranche A Reduction Payment" means $142,222,220.

                    "Tranche A Reduction Date" means the date designated by the
            Borrower as the "Tranche A Reduction Date" in a notice delivered by the Borrower to the Administrative Agent in connection with a prepayment of Tranche A Term Loans in accordance with Section 2.9, such prepayment being in an amount equal to the Total Tranche A Reduction Payment; provided, however, that such notice shall have been provided, if at all, and the Tranche A Reduction Date shall have occurred, if at all, by September 30, 2002.

                    "Tranche A Term Loan" has the meaning set forth in Section
            2.1(a).

                    "Tranche A Term Loan Commitment" means, (i) in the case of each Lender that is a Lender on the date hereof, the amount set forth opposite such Lender's name on Schedule 2 as such Lender's "Tranche A Term Loan

            Commitment", as such amount is reduced or terminated in accordance with Section 2.7(d), and (ii) in the case of any Lender that becomes a Lender after the date hereof, the amount specified as such Lender's "Tranche A Term Loan Commitment" in the Commitment Transfer Supplement pursuant to which such Lender assumed a portion of the Total Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof.

                    "Tranche B Availability Period" means the period commencing on the Tranche A Reduction Date and ending on the earlier to occur of (a) the date twelve months thereafter (or, if such date is not a Business Day then on the Business Day immediately preceding such date) or (b) the date on which the 12th separate advance of Tranche B Term Loans are made pursuant to Section 2.1(b).

                    "Tranche B Term Loan" has the meaning set forth in Section
            2.1(b).

                    "Tranche B Term Loan Commitment" means, (i) in the case of each Lender that is a Lender as of the Tranche A Reduction Date, an amount equal to the pro rata prepayment made to such Lender in respect of such Lender's outstanding Tranche A Term Loans on the Tranche A Reduction Date minus the pro rata prepayment made to such Lender on the Tranche A Reduction Date in respect of the Paydown Amount, such amount being such Lender's "Tranche B Term Loan Commitment", as such amount is reduced or terminated in accordance with Section 2.7(e) or Section 2.8(b) and (ii) in the case of any Lender that becomes a Lender after the Tranche A Reduction Date, the amount specified as such Lender's "Tranche B Term Loan Commitment" in the Commitment Transfer Supplement pursuant to which such Lender assumed a "Tranche B Term Loan Commitment" portion of the Total Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof.

     (c) Section 2.1(a) is hereby deleted and replaced with the following in place thereof:

                    "(a) Subject to and upon the terms and conditions of this
            Agreement, each Lender having a Tranche A Term Loan Commitment severally agrees to make a loan or loans (each a "Tranche A Term Loan" and collectively, the "Tranche A Term Loans") to the Borrower, which Tranche A Term Loans (i) shall be made on the Closing Date,
            (ii) may be repaid in accordance with the terms hereof, but once repaid, may not be reborrowed, (iii) shall not exceed for any such Lender the Tranche A Term Loan Commitment of such Lender and (iv) shall not exceed, in the aggregate with respect to all Lenders, $200,000,000. On the Term Loan Maturity Date, all Tranche A Term Loans shall be repaid in full."

     (d) Sections 2.1(b) and 2.1(c) are re-numbered as 2.1(c) and 2.1(d), respectively, and the following is inserted after Section 2.1(a):

                    "(b) Subject to and upon the terms and conditions of this
            Agreement, each Lender having a Tranche B Term Loan Commitment severally agrees to make a loan or loans (each, a "Tranche B Term Loan" and collectively, the

            "Tranche B Term Loans") to the Borrower, which Tranche B Term Loans shall be made during the Tranche B Availability Period, in up to 12 separate advances, on such dates and in such amounts as specified in a Borrowing Certificate delivered in accordance with Section 2.5; provided, however, that any such borrowing (i) shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof, (ii) may be repaid in accordance with the terms hereof, but once repaid, may not be reborrowed, (iii) shall not exceed for any such Lender the Tranche B Term Loan Commitment of such Lender and
            (iv) shall not exceed in the aggregate with respect to all Lenders, $120,000,000. On the Term Loan Maturity Date, all Tranche B Term Loans shall be repaid in full."

     (e) Section 2.4(b) is amended by deleting the words "whether such Loan is a Term Loan" and inserting "whether such Loan is a Tranche A Term Loan, a Tranche B Term Loan" in place thereof.

     (f) Section 2.5 is amended by deleting the sentence "Such Borrowing Certificate shall also identify such Loans as Term Loans, Swingline Loans or Revolving Credit Loans" and inserting the following in place thereof:

            "Such Borrowing Certificate shall also identify such Loans as Tranche A Term Loans (or, if delivered on or after the Tranche A Reduction Date, Tranche B Term Loans), Swingline Loans or Revolving Credit Loans."

     (g)    Section 2.6 is amended by adding the following to the end thereof:

            "(d) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender having a Tranche B Term Loan Commitment (in each case pro rata according to the respective Tranche B Term Loan Commitments of all such Lenders), a commitment fee on the unused portion of such Lenders' Tranche B Term Loan Commitments for the period from and including the Tranche A Reduction Date to the last Business Day of the Tranche B Availability Period. Such commitment fee shall computed for each day during such period at a rate per annum equal to the greater of (i) 0.375% or (ii) the percentage set forth in the definition of Applicable Margin under the caption "Facility Fee" for such day on the aggregate of unused Tranche B Term Loan Commitments in effect on such day. Each such commitment fee shall be payable quarterly in arrears on the last day of each of March, June, September, and December, commencing on the first of such dates to occur after the Tranche A Reduction Date and on the last Business Day of the Tranche B Availability Period."

      (h) Section 2.7(d) is hereby deleted and replaced with the following in place thereof:

            "(d) The Tranche A Term Loan Commitments of all Lenders shall terminate at 5:00 P.M. (New York time) on the Closing Date.

            (e) The Tranche B Term Loan Commitments of all Lenders shall terminate at 5:00 P.M. (New York time) on the last Business Day of the Tranche B Availability Period."

     (i)    Section 2.8(b) is amended by (w) deleting the words "thirty five",
(x) deleting the words "shall be automatically be decreased" in clause (i) thereof and replacing them with the words "shall be automatically decreased",
(y) deleting the word "and" that appears immediately before clause (ii) and inserting a comma in place thereof and (z) deleting the period at the end of the paragraph and inserting the following in place thereof:

            "and (iii) to the extent that the aggregate principal amount of Tranche B Term Loans outstanding at 5:00 P.M. (New York time) on the last Business Day of the Tranche B Availability Period is less than $120,000,000, the Repayment Amounts shall be automatically be decreased, in inverse order of maturity, by the amount of such difference. The Administrative Agent shall apply each payment of a Repayment Amount first to the repayment of Tranche A Term Loans then outstanding until all Tranche A Term Loans are repaid in full and thereafter to the repayment of Tranche B Term Loans then outstanding, if any. To the extent that any portion of a Repayment Amount is required to be applied to Tranche B Term Loans during the Tranche B Availability Period and no Tranche B Term Loans are then outstanding, such portion of the Repayment Amount shall instead reduce the Tranche B Term Loan Commitment, pro rata, among the Lenders."

     (j) Section 2.9 is amended by adding the following sentence to the end thereof:

            "In connection with any notice of prepayment of Term Loans provided in accordance with this Section 2.9, if the Borrower designates the date of such prepayment as the "Tranche A Reduction Date", the Administrative Agent shall promptly notify each Lender of (i) receipt of such notice and of the designation of the Tranche A Reduction Date and (ii) the total Tranche B Term Loan Commitment of all Lenders, together with such Lender's portion thereof."

     (k) The first sentence of Section 2.16 is amended by inserting the words "and commitment fee" after the words "facility fees".

     (l) Section 3.17(a) is deleted and the following is inserted in place thereof:

            "The proceeds of the Tranche A Term Loans shall be used by the Borrower to repay the aggregate principal amount of loans and all other obligations outstanding under the Existing Loan Agreement on the Closing Date and thereafter for general corporate purposes of the Borrower. The proceeds of the Tranche B Term Loans shall be used by the Borrower to finance the construction of the Eastchester Extension and Athens Expansion and for other general corporate purposes of the Borrower."

     (m) The first sentence of Section 4.1 is amended by deleting the words "Term Loan" and inserting "Tranche A Term Loan" in place thereof.

     (n) Section 4.2 is amended by inserting the following clause at the end thereof:

            "(c) Tranche B Term Loans. In the case of the first advance of Tranche B Term Loans only (i) the Administrative Agent shall have received evidence of the completion of the Capital Markets Issuance
            (2002) and the Borrower shall have received the net proceeds thereof, (ii) the Borrower shall have given notice of the Tranche A Reduction Date in accordance with Section 2.9 and (iii) the Administrative Agent shall have received the Total Tranche A Reduction Payment on the Tranche A Reduction Date."

     (o) Schedule 2 is amended by deleting "Term Loan Commitment" in each instance such term appears and by inserting "Tranche A Term Loan Commitment" in place thereof.

     (p) Exhibit A-1 is deleted and replaced with Exhibit A-1 attached hereto.

     (q)    Exhibit B is deleted and replaced with Exhibit B attached hereto.

     (r)    Exhibit C is deleted and replaced with Exhibit C attached hereto.


            SECTION 3. Acknowledgement. The parties hereto acknowledge that in connection with any Note issued to evidence the indebtedness of Term Loans advanced pursuant to Section 2.1(a) of the Credit Agreement, in any such Note the term "Term Loan" or "Term Loans" shall, upon the effectiveness of this Amendment, be deemed to refer to Tranche A Term Loans. The Borrower further acknowledges that all Notes issued and currently outstanding under the terms of the Credit Agreement are and shall remain in full force and effect.

            SECTION 4. Representations and Warranties. The Borrower represents and warrants as of the date hereof to each of the Administrative Agent and the Lenders that after giving effect to this Amendment:

     (a) The representations and warranties set forth in the Credit Agreement are true and correct in all material respects except to the extent such representations and warranties expressly related to an earlier date;

     (b)    No Default or Event of Default has occurred and is continuing;

     (c) The Borrower has the partnership power and authority to execute, deliver and perform this Amendment and has taken all partnership actions necessary to authorize the execution, delivery and performance of this Amendment;

     (d) This Amendment has been duly executed and delivered on behalf of the Borrower by a duly authorized officer or attorney-in-fact of the Borrower;

     (e) The execution, delivery and performance of this Amendment will not violate (i) any Requirement of Law or (ii) any contractual obligation binding on the Borrower which could reasonably be expected to have a Material Adverse Effect; and

     (f) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

The Borrower acknowledges and agrees that the representations and warranties set forth above shall survive the execution and delivery hereof.

            SECTION 5. Effectiveness. This Amendment shall become effective on the date the Administrative Agent receives:

     (a) counterparts of this Amendment that, when taken together bear the signatures of the Borrower, each of the Lenders constituting the Majority Lenders and each of the Lenders having Term Loans then outstanding;

     (b) legal opinion(s) of counsel to the Borrower in form and substance reasonably satisfactory to the Administrative Agent;

     (c) for each Lender having Term Loans outstanding as of the date hereof, its ratable share of an amendment fee equal to $240,000 (20 basis points (0.20%) of $120,000,000).

     (d) payment of all of the reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with this Amendment (including, without limitation, reasonable fees and expenses of its counsel) for which invoices have been submitted to the Borrower; and

     (e) payment of any other fees or other amounts relating to this Amendment then due and payable by the Borrower under the terms of the letter agreement dated June 19, 2002 between the Borrower and J.P. Morgan Securities Inc.

The Administrative Agent shall promptly notify the Borrower and the Lenders of the effective date hereof, and such notice shall be conclusive and binding on all parties hereto.

            SECTION 6. Miscellaneous. (a) Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Borrower, the Lenders or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the

Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Upon this Amendment becoming effective as provided herein, for the purposes of Section 7(c) of the Credit Agreement only, the term "Transaction Documents" as defined in the Credit Agreement, shall include, without limitation, this Amendment.

     (b) As used in the Credit Agreement, the terms "Agreement," "herein," "hereinafter," "hereunder," "hereto," and words of similar import shall mean, from and after the effective date of this Amendment, the Credit Agreement as amended by this Amendment.

     (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     (d)    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED
BY THE LAWS OF THE STATE OF NEW YORK. The parties hereto each hereby consents to the non-exclusive jurisdiction of the state and federal courts of the State of New York and irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

     (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of this Amendment by fax will be deemed as effective delivery of an originally executed counterpart.


                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                BORROWER:

                                IROQUOIS GAS TRANSMISSION SYSTEM, L.P.

                                By:   IROQUOIS PIPELINE OPERATING
                                      COMPANY, its Agent


                                By:   /s/ Paul Bailey
                                      ------------------------------------
                                      Name:  Paul Bailey
                                      Title:  Vice President & Chief Financial
                                      Officer

                                By:   /s/ Craig R. Frew
                                      ------------------------------------
                                      Name:  Craig R. Frew
                                      Title:  President


                                JPMORGAN CHASE BANK (f/k/a THE
                                CHASE MANHATTAN BANK), as
                                       Administrative Agent

                                By:   /s/ D. Scott Farquhar
                                      ------------------------------------
                                      Name:  D. Scott Farquhar
                                      Title:  Vice President


                                LENDERS

                                JPMORGAN CHASE BANK(f/k/a THE
                                CHASE MANHATTAN BANK), as a
                                Lender

                                By:   /s/ D. Scott Farquhar
                                      ------------------------------------
                                      Name:  D. Scott Farquhar
                                      Title:  Vice President


                                      BANK OF MONTREAL, as a Lender

                                By:   /s/ Thomas H. Peer
                                      -------------------------------------

                                      Name:  Thomas H. Peer
                                      Title:  Director

                                      FLEET NATIONAL BANK, as a
                                      Lender

                                By:   /s/ Stephen J. Hoffman
                                      -------------------------------------
                                      Name:  Stephen J. Hoffman
                                      Title:  Vice President


                                      EXPORT DEVELOPMENT
                                      CANADA f/k/a EXPORT
                                      DEVELOPMENT CORPORATION,
                                      as a Lender

                                By:   /s/ Vito Di Turi
                                      -------------------------------------
                                      Name:  Vito Di Turi
                                      Title:  Loan Portfolio Manager


                                By:   /s/ William Clements
                                      -------------------------------------
                                      Name:  William Clements
                                      Title:  Loan Asset Manager


                                      KBC BANK, N.V., NEW YORK
                                      BRANCH, as a Lender

                                By :  /s/ Michael V. Curran
                                      -------------------------------------
                                      Name:  Michael V. Curran
                                      Title:  Vice President


                                By:   /s/ Susan M. Silver
                                      -------------------------------------
                                      Name:  Susan M. Silver
                                      Title:  Vice President & Team Leader

                                      THE BANK OF NEW YORK, as a
                                      Lender

                                By:   /s/ Peter Keller
                                      -------------------------------------
                                      Name:  Peter Keller
                                      Title:  Vice President


                                      BANK ONE, N.A., as a Lender

                                By :  /s/ Jane A. Bek
                                      -------------------------------------
                                      Name:  Jane A. Bek

                                      Title:  Director


                                      BAYERISCHE LANDESBANK
                                      GIROZENTRALE, CAYMAN
                                      ISLANDS BRANCH, as a Lender

                                By:   /s/ Thomas von Kistowsky
                                      -------------------------------------
                                      Name:  Thomas von Kistowsky
                                      Title:  Senior Vice President
                                              and Branch Manager


                                By:   /s/ Cornelia Wintergerst
                                      -------------------------------------
                                      Name:  D. Scott Farquhar
                                        Title:  Vice President


                                      THE SUMITOMO BANK, LTD., as
                                      a Lender

                                By:   /s/ David A. Buck
                                      -------------------------------------
                                      Name:  David A. Buck
                                      Title:  Senior Vice President

                                      TORONTO DOMINION (TEXAS),
                                      INC., as a Lender

                                By:   /s/ Carolyn R. Faeth
                                      -------------------------------------
                                      Name:  Carolyn R. Faeth
                                      Title:  Vice President

                                                                  EXHIBIT A-1 TO
                                                                CREDIT AGREEMENT



                [TRANCHE A] [TRANCHE B] TERM LOAN PROMISSORY NOTE



$[        ]                                            New York, New York
                                                              [__________], 2002

         FOR VALUE RECEIVED, the undersigned Iroquois Gas Transmission System, L.P., a Delaware limited partnership (the "Borrower"), hereby unconditionally promises to pay to the order of [LENDER] (the "Lender") at the office of JPMorgan Chase Bank (together with its successors in such capacity, the "Administrative Agent"), located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, in accordance with Section 2.16 of the Credit Agreement (as hereinafter
defined), of ___________________ Dollars ($[      ]) or, if less, the aggregate
unpaid principal amount of all [Tranche A] [Tranche B] Term Loans made by the Lender to the Borrower pursuant to Section 2.1(b) of that certain Credit Agreement dated as of May 30, 2000, among the Borrower, the Lenders, the Administrative Agent, Bank of Montreal, as Syndication Agent and Fleet National Bank, as Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

         The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.13 of the Credit Agreement.

         The holder of this promissory note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof that shall be attached hereto and made hereof, the date, Type and amount of each [Tranche A] [Tranche B] Term Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar [Tranche A] [Tranche B] Term Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed, provided that the failure to make any such endorsement or any error of such endorsement shall not affect the obligations of the Borrower in respect of any [Tranche A] [Tranche B] Term Loan.

         This promissory note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement which, among other things, contain provisions for the Lender making the Loans, the indebtedness of the Borrower resulting therefrom being evidenced by this promissory note, the acceleration of the maturity of principal upon occurrence of Events of


                                     A-1-1

Default and is subject to the provisions of the Credit Agreement for prepayments in whole or in part on accounts of the principal balance hereof prior to the maturity hereof.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this promissory note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         Except as expressly provided in Section 7 of the Credit Agreement, Borrower hereby waives presentment, demand, notice of dishonor, protest and any other notice or formality with respect to this promissory note.

         In no contingency or event whatsoever shall interest be charged hereunder, however such interest may be characterized or computed if it would exceed the highest interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In event that such a court determine that the Lender has received interest hereunder in excess of the highest rate applicable hereto, any such excess interest collected by the Lender shall be deemed to have been a repayment of principal and shall be so applied.

         None of the Partners or the Partner Parents shall be personally liable for any obligation of the Borrower under this promissory note or for the performance of any obligation of the Borrower hereunder. The exclusive recourse of the Lender for the satisfaction of payment under this promissory note shall be against the Borrower and its assets (and not against any assets or property of the Partners or the Partner Parents). In the event that any default occurs in connection with the obligations of the Borrower under this promissory note, no action shall be brought against the Partners or the Partner Parents if such action is predicated solely on such Person's direct or indirect ownership in the Borrower. In the event of foreclosure or other sale or disposition of properties, no judgment for any deficiency upon the obligations of the Borrower under this promissory note shall be obtainable by the Lender against the Partners or the Partner Parents.

         THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                     A-1-2

         Wherever possible, each provision of this promissory note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this promissory note shall be prohibited or invalidity, without invalidating the remainder of such provision or the remaining provisions of this promissory note.

                               IROQUOIS GAS TRANMISSION SYSTEM, L.P.

                               By:  IROQUOIS PIPELINE OPERATING
                                     COMPANY, its Agent


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------



                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                                                             Schedule A to Note



                                [TRANCHE A] [TRANCHE B] TERM LOANS, CONVERSIONS AND
                                              REPAYMENTS OF ABR LOANS


                                              Amount of Eurodollar                             Amount of
                                                Tranche [A] [B]                           ABR Loans Converted
                                                   Term Loans                                to Eurodollar
                             Amount of          Converted to ABR    Amount of Principal     Tranche [A] [B]
         Date                ABR Loans               Loans          of ABR Loans Repaid        Term Loans
         ----                ---------               -----          -------------------        ----------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------

----------------------- --------------------- --------------------- --------------------- ---------------------


   Unpaid Principal
      Balance of
      ABR Loans          Notation Made by
      ---------          ----------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------

 --------------------- ---------------------


                                [TRANCHE A] [TRANCHE B] TERM LOANS, CONVERSIONS AND
                                          REPAYMENTS OF EURODOLLAR LOANS



                                      Amount of ABR                       Amount of      Amount of           Unpaid
                                          Loans                         Principal of     Eurodollar          Principal
                      Amount of       Converted to    Interest Period    Eurodollar     Tranche [A] [B]     Balance of
                      Eurodollar       Eurodollar     and Eurodollar     Tranche [A]       Term Loans       Eurodollar
                      Tranche [A]      Tranche [A]       Rate with     [B] Term Loans     Converted to      Tranche [A]
       Date         [B] Term Loans   [B] Term Loans   Respect Thereto      Repaid          ABR Loans      [B] Term Loans

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------- ----------------










Notation Made
       by

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

 ----------------

                                                                    EXHIBIT B TO
                                                                CREDIT AGREEMENT



                          FORM OF BORROWING CERTIFICATE

                                                                          [DATE]

To:      JPMorgan Chase Bank, as Administrative Agent


         Pursuant to Section 2.5 of that certain CREDIT AGREEMENT dated as of May 30, 2000 (the "Credit Agreement"), among IROQUOIS GAS TRANSMISSION SYSTEM, L.P., a Delaware limited partnership, as Borrower, the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders"), JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as Administrative Agent (as therein defined), BANK OF MONTREAL, as Syndication Agent and FLEET NATIONAL BANK, as Documentation Agent, the Borrower hereby gives notice of its desire to receive a [Revolving Credit] [Tranche A Term] [Tranche B Term] [Swingline] Loans in accordance with the terms set forth below (all capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Credit Agreement):

                    (a) The date of the Loans to be made pursuant to this
            Borrowing Certificate shall be _______________, _____ (the "Borrowing Date") [the date inserted must be [a Business Day and notice must be received by the Administrative Agent prior to 10:00A.M. New York City time on the requested Borrowing Date (applicable only to ABR Loans)] [a Working Day and notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time not less than three (3) Working Days prior to the requested Borrowing Date (applicable only to Eurodollar Loans)]].

                    (b) The aggregate principal amount of the Loans shall be
            _______ DOLLARS ($____________)1.

                    (c) The Type [or Types] of the Loans shall be a [ABR]
            [Eurodollar] Loan.

                    (d) The initial Interest Period shall be a [ ] month
            interest period (applicable only to Eurodollar Loans).

------------------------
     (1) Any borrowing of Tranche B Term Loans shall be in an amount equal to $[5,000,000] or a whole multiple of $1,000,000 in excess thereof.

         The undersigned hereby certifies that the following statements will be true on the date of the proposed Loans, immediately prior to or concurrently with the making of such Loans:

                    (1) each of the representations and warranties made by the undersigned in or pursuant to the Loan Documents are true and correct in all material respects as if made on and as of such date, except for any representations and warranties which relate to an earlier date; and

                    (2) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.



                                 IROQUOIS GAS TRANSMISSION
                                     SYSTEM, L.P.

                                 By: IROQUOIS PIPELINE OPERATING
                                     COMPANY, its Agent


                                 By:
                                    -------------------------------------------
                                    Name:
                                 ----------------------------------------
                                    Title:
                                 ----------------------------------------


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                                                       EXHIBIT C
                                                                          TO THE
                                                                CREDIT AGREEMENT


                     COMMITMENT AND LOAN TRANSFER SUPPLEMENT


         Reference is made to the Credit Agreement, dated as of May 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Iroquois Gas Transmission System, L.P. (the "Borrower"), the banks and other financial institutions parties thereto (collectively, the "Lenders"), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Bank of Montreal, as Syndication Agent and Fleet National Bank, as Documentation Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         ____________________ (the "Assignor") and ____________________ (the
"Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Transfer Effective Date (as defined below), a ____% interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereof.

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Commitment and Loan Transfer Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this

                                      C-1


Commitment and Loan Transfer Supplement; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent, the Syndication Agent, the Documentation Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

         4. The effective date of this Commitment and Loan Transfer Supplement shall be __________ __, ____ (the "Transfer Effective Date"). Following the execution of this Commitment and Loan Transfer Supplement, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent in the Register pursuant to subsection 10.6(c) of the Credit Agreement, effective as of the Transfer Effective Date.

         5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Transfer Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Transfer Effective Date, (a) the Assignee shall be a party to the Credit Agreement and shall be bound by the provisions thereto and, to the extent provided in this Commitment and Loan Transfer Supplement, have the rights and obligations of a Lender thereunder, with its Commitments as set forth in Schedule 1 attached hereto and (b) the Assignor shall, to the extent provided in this Commitment and Loan Transfer Supplement, relinquish its rights and be released from its obligations under the Credit Agreement [and the Assignor shall cease to be a party to the Credit Agreement (if the Assignor is assigning all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement)].

         7. This Commitment and Loan Transfer Supplement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Commitment and Loan Transfer Supplement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   SCHEDULE 1
                   TO COMMITMENT AND LOAN TRANSFER SUPPLEMENT
                  RELATING TO THE CREDIT AGREEMENT, DATED AS OF
                                  MAY 30, 2000
                                      AMONG
                     IROQUOIS GAS TRANSMISSION SYSTEM, L.P.,
                           THE LENDERS NAMED THEREIN,
              JPMORGAN CHASE BANK (f/k/a THE CHASE MANHATTAN BANK),
                     AS ADMINISTRATIVE AGENT FOR THE LENDERS
                   BANK OF MONTREAL, AS SYNDICATION AGENT, AND
                   FLEET NATIONAL BANK, AS DOCUMENTATION AGENT
--------------------------------------------------------------------------------

Name of Assignor:

Name of Assignee:

Transfer Effective Date of Assignment:

               Credit                Principal           Commitment Percentage
         Facility Assigned(2)     Amount Assigned               Assigned(3)
         --------------------     ---------------               -----------

Revolving Credit Commitment:      $_______________       _____._______________%

Tranche A Term Loan Commitment:   $_______________       _____._______________%

Tranche B Term Loan Commitment:   $_______________       _____._______________%



          [Name of Assignee]                             [Name of Assignor]



By                                     By
  ---------------------------            ---------------------------------
Name:                                  Name:
Title:                                 Title:

-------------------------
         2 After giving effect to this Commitment and Loan Transfer Supplement, each of the Assignor and the Assignee must have Commitments in the aggregate of not less than $5,000,000 unless the Assignor is assigning all of its Commitments [Loans] pursuant to Section 2.22(c) of the Credit Agreement.
         3 Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

Accepted:                                 [Consented To:

JPMORGAN CHASE BANK (f/k/a THE            IROQUOIS GAS TRANSMISSION
    CHASE MANHATTAN BANK), as             SYSTEM, L.P.
    Administrative Agent
                                          BY: IROQUOIS PIPELINE OPERATING
                                              COMPANY, as its Agent




By                                        By
  -----------------------------------        ----------------------------------
Name:                                     Name:
Title:                                    Title:]